Exhibit 10.8

AMENDMENT NUMBER THREE TO FINANCING AGREEMENT

This AMENDMENT NUMBER THREE TO FINANCING AGREEMENT (this “Amendment”), dated as of March    , 2005, is entered into by and among MATTRESS FIRM, INC., a Delaware corporation (“MFI”), and MATTRESS FIRM-GEORGIA, INC. (formerly known as Georgia Mattress Corp.), a Georgia corporation (“MFGI”; and together with MFI, each a “Borrower” and collectively and jointly and severally, the “Borrowers”), MATTRESS HOLDING CORP., a Delaware corporation (“Parent”), each Subsidiary of the Parent listed as a “Guarantor” on the signature pages hereto (together with the Parent, each a “Guarantor” and collectively, jointly and severally, the “Guarantors”), the lenders from time to time party hereto (each a “Lender” and collectively, the “Lenders”), ABLECO FINANCE LLC, a Delaware limited liability company (“Ableco”), as collateral agent for the Lenders (in such capacity, together with any successor collateral agent, the “Collateral Agent”), and Ableco as administrative agent for the Lenders (in such capacity, together with any successor administrative agent, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).

W I T N E S S E T H

WHEREAS, the Borrowers, the Guarantors, Administrative Agent, Collateral Agent, and the Lenders are parties to that certain Financing Agreement, dated as of March 31, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”);

WHEREAS, the Borrowers have requested that the Agents and the Lenders agree to amend the financial covenants set forth in the Financing Agreement and waive certain Events of Default that have occurred; and

WHEREAS, subject to the satisfaction of the conditions set forth herein, the Agents and the Lenders are willing to so amend the Financing Agreement and grant the requested waivers pursuant to the terms set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      DEFINITIONS

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreement.

2.                                      AMENDMENTS TO FINANCING AGREEMENT

(a)                                  Section 1.01 of the Financing Agreement hereby is amended by amending and restating the defined term “Subsidiary” in its entirety as follows:

“Subsidiary” means, with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, estate,

association, joint venture or other business entity (i) the accounts of which would be consolidated with those of such Person in such Person’s consolidated financial statements if such financial statements were prepared in accordance with GAAP or (ii) of which more than 50% of (A) the outstanding Capital Stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such Person, (B) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (C) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person; provided that prior to the occurrence of a MFA Triggering Event, MFA shall be deemed to be a Subsidiary of a Loan Party solely for the purpose of measuring financial results used to calculate the financial covenants set forth in Section 7.03, and after the occurrence of a MFA Triggering Event, MFA shall be deemed to be a Subsidiary for all purposes.

(b)                                 Section 7.03 of the Financing Agreement hereby is amended and restated in its entirety as follows:

Section 7.03                                Financial Covenants.  So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid or any Lender shall have any Commitment hereunder, each Loan Party shall not:

(a)                                  Leverage Ratio.  Permit the ratio (the “Leverage Ratio”) of Consolidated Funded Indebtedness as of the last day of each Fiscal Month set forth below to TTM EBITDA of the Borrower and its Subsidiaries as of the last day of such Fiscal Month to be greater than the applicable ratio set forth opposite such date;

Fiscal Month End	Leverage Ratio

March 1, 2005	3.29:1.00

April 5, 2005	3.31:1.00

May 3, 2005	3.28:1.00

May 31,2005	3.02:1.00

July 5, 2005	2.81:1,00

August 2, 2005	2.80:1.00

August 30, 2005	2.70:1.00

October 4, 2005	2.25:1.00

November 1, 2005	2.17:1.00

November 29, 2005	1.96:1.00

January 3, 2006	1.95:1.00

January 31, 2006 and the last day of each Fiscal Month thereafter	2.04:1.00

(b)                                 Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio of the Borrower and its Subsidiaries as of the last day of each Fiscal Month set forth below to be less than the applicable ratio set forth opposite such date:

Fiscal Month End	Fixed Charge Coverage Ratio

March 1, 2005	0.75:1.00

April 5, 2005	0.72:1.00

May 3, 2005	0.76:1,00

May 31, 2005	0.84:1.00

July 5, 2005	0.82:1.00

August 2, 2005	0.82:1.00

August 30, 2005	0.90:1.00

October 4, 2005	1.08:1.00

November 1, 2005	1.10:1.00

November 29, 2005	1.10:1.00

January 3, 2006	1.10:1.00

January 31, 2006 and the last day of each Fiscal Month thereafter	1.10:1.00

(c)                                  TTM EBITDA.  Permit the TTM EBITDA of the Borrower and its Subsidiaries at the end of each Fiscal Month set forth below to be less than the applicable amount set forth opposite such date:

Fiscal Month End	TTM EBITDA

March 1, 2005	$9,978,000

April 5, 2005	$9,919,000

May 3, 2005	$9,929,000

May 31, 2005	$10,695,000

July 5, 2005	$11,362,000

August 2, 2005	$11,844,000

August 30, 2005	$12,208,000

October 4, 2005	$13,927,000

November 1, 2005	$14,355,000

November 29, 2005	$15,799,000

January 3, 2006	$15,605,000

January 31, 2006 and the last day of each Fiscal Month thereafter	$14,850,000

(c)                                  The first page of Schedule 7.02(b) of the Financing Agreement hereby is replaced with the first page of Schedule 7.02(b) attached hereto and incorporated herein by this reference.

3.                                      WAIVER.  The Agents and the Lenders hereby waive the Events of Default (a) that have occurred under Section 9.01(c) of the Financing Agreement as a result of the failure by the Borrowers to satisfy the financial covenants under Section 7.03 of the Financing Agreement with respect to all measurement periods up to and including the Fiscal Month that ended on February 1, 2005 and (b) that have occurred under Section 9.01(d) of the Financing Agreement as a result of the failure by the Borrowers to satisfy Section 9(d) of the Second Amendment (such waiver to be effective through the date of this Amendment only) and Section 9(f) of the Second Amendment.  The parties acknowledge that the Borrowers’ obligations under Section 9(d) of the Second Amendment are being extended pursuant to Section 9(c) of this Amendment.

4.                                      REPRESENTATIONS AND WARRANTIES.  Each Loan Party hereby represents and warrants to each Agent and each Lender as follows:

(a)                                  It has the requisite power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Loan Documents to which it is a party.  The execution, delivery, and performance by it of this Amendment and the performance by it of each Loan Document to which it is a party (i) have been duly approved by all necessary action and no other proceedings are necessary to consummate such transactions; and (ii) are not in contravention of (A) any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or governmental authority binding on it, (B) the terms of its organizational documents, or (C) any provision of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

(b)                                 This Amendment has been duly executed and delivered by each Loan Party.  This Amendment and each Loan Document is the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, and is in full force and effect except as such validity and enforceability is limited by the laws of insolvency and bankruptcy, laws affecting creditors rights and principles of equity applicable hereto;

(c)                                  No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Loan Party, either Agent or any Lender;

(d)                                 No Default or Event of Default has occurred and is continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

(e)                                  The representations and warranties in the Financing Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

5.                                      CONDITIONS PRECEDENT TO AMENDMENT

The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

(a)                                  Collateral Agent shall have received this Amendment, duly executed and delivered by the parties hereto, and the same shall be in full force and effect.

(b)                                 No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.

(c)                                  No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Loan Party, either Agent, or any Lender.

6.                                      GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

7.                                      ENTIRE AMENDMENT; EFFECT OF AMENDMENT.  This Amendment, and the terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof.  Except for the amendments to the Financing Agreement expressly set forth in Section 2 hereof, the Financing Agreement and other Loan Documents shall remain unchanged and in full force and effect.  To the extent any terms or provisions of this Amendment conflict with those of the Financing Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.  This Amendment is a Loan Document.  The amendments set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Financing Agreement or the other Loan Documents, and shall not operate as a consent to or waiver of any further or other matter, under the Loan Documents.

8.                                      COUNTERPARTS; TELECOPY EXECUTION.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart of this Amendment by telecopy shall be equally as effective as delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telecopy also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

9.                                      MISCELLANEOUS.

(a)                                  Upon the effectiveness of this Amendment, each reference in the Financing Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Financing Agreement shall mean and refer to the Financing Agreement as amended by this Amendment.

(b)                                 Upon the effectiveness of this Amendment, each reference in the Loan Documents to the “Financing Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Financing Agreement shall mean and refer to the Financing Agreement as amended by this Amendment.

(c)                                  Notwithstanding anything to the contrary contained in the Financing Agreement or any other Loan Document, the Agents and the Lenders agree that the Borrowers shall not be required to be in compliance with Section 8.01 of the Financing Agreement as to the operations and cash management of the Borrowers until April 15, 2005, and the failure by the Borrowers to so comply with Section 8.01 during such period shall not constitute a Default or an Event of Default under any of the Loan Documents.

(d)                                 (i) The Agents and the Lenders hereby reserve all remedies, powers, rights, and privileges that the Agents and the Lenders may have under the Financing Agreement or the other Loan Documents, at law (including under the Code), in equity, or otherwise; (ii) all terms, conditions, and provisions of the Financing Agreement and the other Loan Documents are and shall remain in full force and effect; and (iii) except as expressly provided herein, nothing herein shall operate as a consent to or a waiver, amendment, or forbearance in respect of any matter (including any Event of Default whether presently existing or subsequently occurring) or any other right, power, or remedy of the Agents or the Lenders under the Financing Agreement and the other Loan Documents.  No delay on the part of the Agents and the Lenders in the exercise of any remedy, power, right or privilege shall impair such remedy, power, right, or privilege or be construed to be a waiver of any default, nor shall any partial exercise of any such remedy, power, right or privilege preclude further exercise thereof or of any other remedy, power, right or privilege.

(e)                                  The parties hereto acknowledge that, concurrently herewith, (i) Subco, MFGI and the other Loan Parties are entering into a Joinder Agreement (pursuant to which MFGI has agreed to be joined as a party to the Amended and Restated Guaranty, the Amended and Restated General Security Agreement and the Amended and Restated Pledge Agreement relative to the Sealy Subordinated Debt) and (ii) Subco is causing to be filed an all assets UCC-1 financing statement with the Georgia Secretary of State with MFGI as debtor and Subco as secured party in connection with the execution and delivery of the Joinder Agreement referenced above.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

BORROWERS:

MATTRESS FIRM, INC.,
a Delaware corporation,

By:	/s/ Jim R. Black
Name: Jim R. Black
Title: CFO

MATTRESS FIRM-GEORGIA, INC.,
a Georgia corporation,

By:	/s/ Jim R. Black
Name: Jim R. Black
Title: Secretary

[SIGNATURE PAGE TO AMENDMENT NUMBER THREE TO FINANCING AGREEMENT]

GUARANTORS:

MATTRESS HOLDING CORP.,
a Delaware corporation

By:	/s/ Jim R. Black
Name: Jim R. Black
Title: Treasurer & Secretary

MATTRESS FIRM INVESTMENT
MANAGEMENT, INC.,
an Arizona corporation

By:	/s/ Michael J. McConvery
Name: Michael J. McConvery
Title: Vice President

FESTRO, INC.,
a Texas corporation

By:	/s/ Jim R. Black
Name: Jim R. Black
Title: Treasurer & Secretary

TEAMEXCEL MANAGEMENT COMPANY,
a Texas corporation

By:	/s/ Jim R. Black
Name: Jim R. Black
Title: Treasurer & Secretary

[SIGNATURE PAGE TO AMENDMENT NUMBER THREE TO FINANCING AGREEMENT]

MATTRESS FIRM OPERATING, LTD.,
a Texas limited partnership

By: Festro, Inc., its general partner

By:	/s/ Jim R. Black
Name: Jim R. Black
Title: Treasurer & Secretary

MATTRESS VENTURE INVESTMENT
MANAGEMENT, LLC,
an Arizona limited liability company

By:	/s/ Michael J. McConvery
Name: Michael J. McConvery
Title: Vice President

FESTRO II, LLC,
a Texas limited liability company

By:	/s/ Jim R. Black
Name: Jim R. Black
Title: Treasurer & Secretary

THE MATTRESS VENTURE, L.P.,
a Texas limited partnership

By: Festro II, LLC, its general partner

By:	/s/ Jim R. Black
Name: Jim R. Black
Title: Treasurer & Secretary

[SIGNATURE PAGE TO AMENDMENT NUMBER THREE TO FINANCING AGREEMENT]

COLLATERAL AGENT AND
ADMINISTRATIVE AGENT:

ABLECO FINANCE LLC,
a Delaware limited liability company

By:	/s/ Daniel Wolf
Name: Daniel Wolf
Title: SVP

LENDERS:

ABLECO FINANCE LLC,
a Delaware limited liability company,
on behalf of itself and its affiliate assigns

By:	/s/ Daniel Wolf
Name: Daniel Wolf
Title: SVP

[SIGNATURE PAGE TO AMENDMENT NUMBER THREE TO FINANCING AGREEMENT]

SCHEDULE 7.02(B)
[FIRST PAGE ONLY]

EXISTING INDEBTEDNESS

		Term		Outstanding Principal at 2/3/04
Lender	Description	Initial	Maturity	Total	Current	Long-Term
SNL Finance LLC(a)	Junior subordinated note payable	10/18/02	6/28/09	$17,500,000	$—	$17,500,000
Phillip Busker (b)	Seller note – Aug 1999 Centex acq	8/5/99	8/5/04	266,164	266,164	—
Mitch Addison (b)	Seller note – Aug 1999 Centex acq	8/5/99	8/5/04	266,164	266,164	—
Afco (c)	Premium finance – Property and umbrella	10/31/03	7/31/04	142,082	142,082	—
Afco (c)	Premium finance – Gen’l liab, workers comp	12/15/03	7/31/04	367,367	367,367	—
TOTAL				$18,541,777	$1,041,777	$17,500,000

(a)                                  Secured by all assets of Mattress Firm, Inc. and its subsidiaries (excluding assets of Mattress Firm–Arizona, LLC) and all the assets of Mattress Firm-Georgia, Inc.  Secured by common stock of Mattress Firm, Inc. and the equity interests of its subsidiaries (excluding the membership interest in Mattress Firm–Arizona, LLC) and all of the common stock of Mattress Firm–Georgia, Inc.  The note payable was amended and restated as of the Effective Date and the outstanding principal was restated as $17,000,000 in connection therewith.

(b)                                 Unsecured.

(c)                                  Secured by unearned premiums of related insurance policies.